Exhibit 10.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                        MER Telemanagement Solutions Ltd.
                     22 Zarhin st., Ra'anana, 43662, Israel.

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Files No. 333-12014 and No. 333-123321) of Mer Telemanagement Solutions Ltd. of our report dated March 3, 2005, relating to the financial statements of Jusan, S.A., which appears in this Form 20-F.

BDO Audiberia

/s/BDO Audiberia
----------------------
Peter D. Cook
Partner

Madrid, Spain, June 27, 2005